UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2010

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Stewart Avenue, Westbury, New York	11590
(Address of Principal Executive Offices)	(Zip Code)

(516) 228-6700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On February 8, 2010, Volt Information Sciences, Inc. (the “Company”) entered into Amendment No. 4 to its Amended and Restated Receivables Purchase Agreement (the “Purchase Agreement”) with its subsidiary, Volt Funding Corp., as seller (the “Subsidiary”), Market Street Funding LLC, as a buyer, and PNC Bank, National Association, as buyer agent for Market Street and as administrator, which extends the time for delivery by the Company of its audited financial statements for fiscal year 2009 to May 10, 2010.  The Purchase Agreement provides the Subsidiary with a $150.0 million accounts receivable securitization program.

On February 8, 2010, the Company also entered into a Temporary Extension Agreement and Second Amendment to its $42.0 million Credit Agreement (the “Credit Agreement”) with  certain of its subsidiaries party thereto, as guarantors, the financial institutions party thereto, as lenders, and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer which, among other things, extends the time for delivery by the Company of its audited financial statements for fiscal year 2009 until the earliest of (i) May 10, 2010, (ii) the date of the completion of the audit of the Company’s financial statements for fiscal year 2009, or (iii) the occurrence of a default under the Credit Agreement.  During the extension period, the interest rate margin will be based upon pricing tier V set forth in the Credit Agreement.

Item 7.01.                      Regulation FD Disclosure.

On February 9, 2010, the Company issued a press release concerning the time periods for delivering financial statements under the Purchase Agreement and the Credit Agreement and filing its Annual Report on Form 10-K under the New York Stock Exchange rules.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 and Exhibit 99.1 herein are being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

99.1           The Company’s press release dated February 9, 2010.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date: February 12, 2010	By: /s/ Jack Egan
Jack Egan, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	The Company’s press release dated February 9, 2010.